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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  NOVEMBER 25, 1997



                           GOTHIC ENERGY CORPORATION
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            (Exact name of Registrant as specified in its Charter)



OKLAHOMA                           0-19753                            22-2663839
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(State of incorporation     (Commission File Number)       (IRS Employer ID No.)
or organization)



          5727 SOUTH LEWIS AVENUE - SUITE 700 - TULSA, OKLAHOMA 74105
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                   (Address of principal executive offices)



                                (918) 749-5666
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             (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS:

       (a)   Financial statements of business acquired.

             Not applicable at this time.

       (b)   Pro form financial information.

             Not applicable at this time.

       (c)   Exhibits.


         EXHIBIT NUMBER                    DESCRIPTION


              10.1         Press Release dated November 25, 1997
                           (previously filed)

              10.2 Purchase and Sale Agreement dated November 25, 1997 between Amoco Production Company, as Seller, and Gothic Energy Corporation, as Buyer (filed herewith)

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.


                                        GOTHIC ENERGY CORPORATION



Dated: January 30, 1998                By: /s/ Michael K. Paulk
                                          ------------------------------
                                          Michael K. Paulk, President

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